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                                                                  EXHIBIT 23(a)


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 21, 1998 included in G&K Services, Inc. Form 10-K for the year ended June 27, 1998 and to all references to our Firm included in this registration statement.



                         /s/ Arthur Andersen LLP




Minneapolis, Minnesota
September 30, 1998




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